UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2009 (July 21, 2009)

                           PEOPLES BANCORP INC.
(Exact name of registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

       138 Putnam Street, P.O. Box 738, Marietta, Ohio  45750-0738
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (740) 373-3155

                                     Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

On July 21, 2009, management of Peoples Bancorp Inc. ("Peoples") conducted a facilitated teleconference call beginning at approximately 11:00 a.m., Eastern Daylight Savings Time, to discuss results of operations for the quarterly period ended June 30, 2009 and fiscal year-to-date.  A replay of the teleconference call audio will be available on Peoples' website, www.peoplesbancorp.com, in the "Investor Relations" section for one year.  A copy of the transcript of the teleconference call is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in this Item 2.02 disclosure, and Exhibit 99.1 included with this Current Report, is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as otherwise stated by Peoples in such filing.

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)        Not applicable

(b)        Not applicable

(c)        Not applicable

(d)       At the July 23, 2009 meeting of the Peoples Board of Directors (the "Board"), the Board increased the number of directors of Peoples from 12 to 14 and elected Dave M. Archer and Brenda F. Jones, M.D. to fill the offices created by the increase in the number of directors.  The Governance and Nominating Committee of the Board (the "Governance and Nominating Committee") had unanimously recommended both the increase in the number of directors and the election of Mr. Archer and Dr. Jones.

Dave M. Archer, age 64, was elected to the Peoples Board, effective August 1, 2009, as a director in the class whose terms continue until the 2010 Annual Meeting of Shareholders of Peoples.  Mr. Archer has served as a member of the Board of Directors of Peoples Bank, National Association, the national bank subsidiary of Peoples ("Peoples Bank"), since June 17, 1993.  Mr. Archer is President of Pioneer Pipe, Inc., a construction and fabrication company based in Marietta, Ohio.  Mr. Archer has not been appointed to serve on any committee of the Peoples Board at this time.  In his capacity as a non-employee director of Peoples, Mr. Archer will receive compensation on the same basis as the other non-employee directors receive for their service on the Board.

Brenda F. Jones, M.D., age 55, was elected to the Peoples Board, effective August 1, 2009, as a director in the class whose terms continue until the 2011 Annual Meeting of Shareholders of Peoples.  Dr. Jones has served as a member of the Board of Directors of Peoples Bank since September 1, 1994.  Dr. Jones is Medical Director of Marietta Ophthalmology Associates, Inc. located in Marietta, Ohio.  Upon the unanimous recommendation of the Governance and Nominating Committee, the Peoples Board appointed Dr. Jones to serve as a member of the Audit Committee of the Board (the "Audit Committee") and as a member of the Governance and Nominating Committee, in each case effective August 1, 2009.  In her capacity as a non-employee director of Peoples, Dr. Jones will receive compensation on the same basis as the other non-employee directors receive for their service on the Board.  In addition, in her capacity as a member of the Audit Committee and a member of the Governance and Nominating Committee, Dr. Jones will receive compensation on the same basis as the other members of those committees receive for their service on the respective committees.

The Peoples Board has determined that each of Mr. Archer and Dr. Jones satisfies the independence requirements set forth in the applicable Marketplace Rules for NASDAQ-listed companies and the applicable rules and regulations of the Securities and Exchange Commission.

During each of Peoples’ fiscal year ended December 31, 2008 and Peoples’ fiscal year ending December 31, 2009, Peoples Bank maintained lending relationships with Mr. Archer and Dr. Jones, with members of their immediate families and with corporations or organizations as to which Mr. Archer or Dr. Jones serves as an executive officer (or in a similar capacity) and/or beneficially owns more than 10% of the equity securities.  All such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates charged and collateral required, as those prevailing at the time for comparable loans with persons not related to Peoples or Peoples Bank, and (iii) did not and do not involve more than the normal risk of collectability or present other unfavorable features to Peoples or Peoples Bank.  The loans described above were subject to Peoples Bank’s written policies, procedures and standard underwriting criteria applicable to loans generally, and were made in accordance with Federal Reserve Regulation O requiring prior approval of the loans by the Board of Directors of Peoples Bank.

On July 27, 2009, Peoples issued a news release announcing the election of Dave M. Archer and Brenda F. Jones, M.D. as directors of Peoples, effective August 1, 2009.  A copy of the July 27, 2009 news release is included as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(e)        Not applicable

(f)        Not applicable

Item 9.01.                      Financial Statements and Exhibits.

(a)        Not applicable

(b)        Not applicable

(c)        Not applicable

(d)        Exhibits:

Exhibit No.	Description
99.1	Transcript of teleconference call conducted by management of Peoples Bancorp Inc. on July 21, 2009
99.2
News Release issued by Peoples Bancorp Inc. on July 27, 2009 announcing election of Dave M. Archer and Brenda F. Jones, M.D. as directors of Peoples Bancorp Inc., effective August 1, 2009

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 PEOPLES BANCORP INC.

Date: July 27, 2009	By:	/s/ EDWARD G. SLOANE
Edward G. Sloane
Executive Vice President,
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Transcript of teleconference call conducted by management of Peoples Bancorp Inc. on July 21, 2009
99.2	News Release issued by Peoples Bstancorp Inc. on July 27, 2009 announcing election of Dave M. Archer and Brenda F. Jones, M.D. as directors of Peoples Bancorp Inc., effective August 1, 2009